UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	TTWO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

Term Loan Payoff

On Thursday, April 27, 2023, Take-Two Interactive Software, Inc. (the “Company”) prepaid all of its outstanding term benchmark borrowings, in the aggregate principal amount of $350,000,000.00, and other obligations (collectively, the “Payoff”), in each case, under that certain 364-day term loan credit agreement, dated as of June 22, 2022 (the “Term Loan Credit Agreement”), among the Company, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent thereunder. Upon consummation of the Payoff, the obligations of the Company under the Term Loan Credit Agreement and the other Loan Documents (as defined in the Term Loan Credit Agreement) were paid off and discharged in full (other than those obligations of the Company, including indemnification obligations, that by their express terms survived the repayment and discharge of the Term Loan Credit Agreement and the other Loan Documents).

The Company used the proceeds of its recent $1.0 billion senior notes offering, for which an affiliate of JPMorgan Chase Bank, N.A. served as joint book-running manager, to fund the Payoff of the Term Loan Credit Agreement, which was scheduled to mature on June 21, 2023. A description of the material terms of the Term Loan Credit Agreement was previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 24, 2022. JPMorgan Chase Bank, N.A. also serves as the administrative agent and is a lender under the Company’s unsecured Credit Agreement, dated May 23, 2022, with JPMorgan Chase Bank, N.A., as administrative agent for the lenders, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, BOFA Securities, Inc. and BNP Paribas as joint lead arrangers and joint bookrunners, and Wells Fargo Bank, National Association as Syndication Agent, which remains in full force and effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Matthew Breitman
	Name:	Matthew Breitman
	Title:	Senior Vice President, General Counsel Americas & Corporate Secretary

Date: May 3, 2023